SUPPLEMENT DATED MAY 1, 2008
TO
PROSPECTUS DATED MAY 1, 2008
FOR

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On July 2, 2007, Sun Life Assurance Company of Canada (U.S.) (“Sun Life”) and Sun Life of Canada (U.S.) Variable Account I filed an application with the Securities and Exchange Commission (“SEC”) seeking an order approving the substitution of certain classes of shares of portfolios of the Sun Capital Advisers Trust (the “New Portfolios”) for certain classes of shares of portfolios of the Lord Abbett Series Fund, Inc. and the PIMCO Variable Insurance Trust (the “Old Portfolios”).

Sun Life proposes to carry out the proposed substitution by redeeming the applicable classes of shares of the Old Portfolios and purchasing the applicable classes of shares of the New Portfolios.  Any value that you have allocated to an investment option investing in the applicable class of shares of the Old Portfolios on the date of the substitution will, in effect, be transferred to the investment option investing in the applicable class of shares of the New Portfolios.  Sun Life anticipates that, if SEC approval is granted and all of the systems needed to perform the substitutions are in place, the proposed substitution will occur in mid 2008 without charge.  To the extent required by law, approval of the proposed substitution also will be obtained from the state insurance regulators in certain jurisdictions.

From now through thirty days following the date of the proposed substitution, you may make one transfer of value from the investment option investing in the Old Portfolios (before the substitution) or the New Portfolios (after the substitution) to any other available investment option without being assessed a transfer fee and without that transfer counting against limits, if any, on the number of transfers permitted under your policy each year.  In addition, Sun Life will not exercise any rights it may have under your policy to impose restrictions or charges on transfers until at least thirty days after the proposed substitution occurs (except as necessary to prevent short-term trading activity).

All policyowners will receive a current prospectus for the New Portfolios prior to the substitution.  This prospectus will describe the New Portfolios’ investment policy, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing.  There is no assurance that the New Portfolio will achieve its stated objective.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 700-6554 or write to us at One Sun Life Executive Park, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.